                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[_]  Preliminary proxy statement.
[_] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[_]  Definitive proxy statement.
[X]  Definitive additional materials.
[_]  Soliciting material under Rule 14a-12.

                             Wachovia Corporation
               (Name of Registrant as Specified in Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                              Date: July 30, 2001

The proposed merger of First Union and Wachovia will be submitted to First Union's and Wachovia's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789).

The information presented below may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

WACHOVIA EMPLOYEE Q&A REGARDING THE PROPOSED MERGER OF WACHOVIA AND FIRST UNION

LETTER SENT TO WACHOVIA SHAREHOLDERS REGARDING THE PROPOSED MERGER OF WACHOVIA AND FIRST UNION

WACHOVIA EMPLOYEE Q&A REGARDING THE PROPOSED MERGER OF WACHOVIA AND FIRST UNION

Wachovia Shareholder's Meeting
------------------------------

                                 Employee Q&A


1.   Q.   What happens at the shareholder's meeting on Aug. 3, 2001?

     A. The shareholder's meeting on Aug. 3 is Wachovia's Annual Meeting and is the meeting where shareholders will vote and proxy votes will be submitted on the proposed merger of First Union and Wachovia. (State law requires that for a merger of this size each company must have a shareholder meeting.)

          At the meeting, shareholders will vote on the issues that were listed on the proxy card: the proposed merger of First Union and Wachovia, the election of one of three classes of board of directors and the selection of an auditor. There will be remarks from the chairman to update the shareholders on Wachovia's performance.

          If you have returned your proxy card, you do not need to be present at
          ----------------------------------------------------------------------
          the meeting to cast your vote.
          -----------------------------

2.   Q.   Who can attend Wachovia's shareholder's meeting on Aug. 3, 2001?

          You must be a shareholder of record as of June 12, 2001, to attend the Aug. 3, 2001 shareholder meeting. All Wachovia employees are not necessarily shareholders. Receipt of a white proxy card from Wachovia is confirmation that you are a shareholder

          IMPORTANT NOTE: In an effort to provide employee shareholders with an alternative to attending the actual shareholder meeting, the event will be broadcast live by video at several company locations (see questions 6 & 7 for more information). Employees who are not shareholders also may attend the video broadcast.

3.   Q.   If I am a shareholder and plan to attend the meeting, do I need to bring anything to document my shareholder status?

     A. If you wish to attend the shareholder meeting and your shares are held in the name of a broker, trust, bank or other nominee, you must bring a copy of your proxy or a letter from the broker, trustee or nominee with you to confirm your beneficial ownership of the shares. Do not bring your actual proxy to the shareholder's meeting. Proxies held in a street name must be returned by the deadline date listed on the proxy card. See your proxy card for the mailing deadline date.

4.   Q.   Where and when will the meeting be held?

          The shareholder meeting will be held at the Benton Convention Center in Winston-Salem, N.C. and will begin at 10:30 a.m.

5.   Q.   What is the best means of transportation to the meeting if I plan to attend?

          Because parking and space will be very limited, employee shareholders who plan to attend are being encouraged to carpool, use the trolley or walk, where feasible.

6.   Q.   If I do not wish to attend the shareholder meeting, will there be an alternative way for me to observe the proceedings?

     A. Yes. The sites noted below will offer a live video broadcast of the shareholder meeting. This will be a full-screen broadcast with no interaction from participating conference sites. Entry will be on a first-come, first-served basis.

----------------------------------------------------------------------------------------------------------
City               Building             Street Address          Room Location                Capacity
----------------------------------------------------------------------------------------------------------
Atlanta            191 Peachtree        191 Peachtree St,       Video Room, 5th Fl.          50
                                        Atlanta, GA
----------------------------------------------------------------------------------------------------------
Atlanta            Operations Center    3579 Atlanta Ave,       Room 1211, 2nd Fl.           25
                                        Hapeville, GA
----------------------------------------------------------------------------------------------------------
Charlotte          Main                 400 South Tryon St.     Board Room                   25
                                        Charlotte, NC
----------------------------------------------------------------------------------------------------------
Columbia           Operations Center    1628 Browning Rd.       Video Room, 2nd Fl.          15
                                        Columbia, SC
----------------------------------------------------------------------------------------------------------
Greenville, NC     Sales Finance Ctr.   1451 Thomas Langston    Training Room #3             50
                                        Rd,,  Winterville, NC
----------------------------------------------------------------------------------------------------------
McLean, VA         NOVA HQ              8270 Greensboro Dr.     Video Room                   15
                                        McLean, VA
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Raleigh            Main                 227 Fayetteville St.    Video Room                   15
                                        Mall, Raleigh, NC
----------------------------------------------------------------------------------------------------------
Richmond           James Center         1021 East Cary St.      Video Room                   30
                                        Richmond, VA
----------------------------------------------------------------------------------------------------------
Tampa              Florida HQ           100 North Tampa St.     Video Room                   10
                                        Tampa, Florida
----------------------------------------------------------------------------------------------------------
Winston-Salem      Wachovia Center      100 North Main St.      16th Fl., Room 1640          100
                                        Winston-Salem, NC
----------------------------------------------------------------------------------------------------------
Winston-Salem      Wachovia Park        101 North Cherry St.    Park Assembly Room           150
                                        Winston-Salem, NC
----------------------------------------------------------------------------------------------------------

OFFITBANK Locations
----------------------------------------------------------------------------------------------------------
New York      OFFITBANK             520 Madison Avenue   27th Fl. Board Room                 30
----------------------------------------------------------------------------------------------------------
San Francisco OFFITBANK             150 California       20th Fl. Board Room                 10
                                    Street
----------------------------------------------------------------------------------------------------------
Miami         OFFITBANK             1221 Brickell        Suite 1550 Board Room               5
                                    Avenue
----------------------------------------------------------------------------------------------------------
Charlotte     OFFITBANK             227 West Trade       Suite 2150 Board Room               20
                                    Street
----------------------------------------------------------------------------------------------------------
Palm Beach    OFFITBANK             180 Royal Palm Way   Board Room                          20
----------------------------------------------------------------------------------------------------------

7.   Q.   Do I need to my manager's approval to attend the shareholder meeting or video broadcast?

          Yes. Because the shareholder meeting will take place during business hours, managers will need to ensure proper coverage is available to meet customer and business needs. Employees who are shareholders are encouraged to consult with their managers prior to attending the meeting to ensure adequate coverage will be available to meet the needs of their business unit.

8.   Q.   How will I be informed of the results of the shareholder meeting?

     A. While the final results of the shareholder vote may not be available for several days, information will be communicated through various channels, including WNFO, Wachovia.com, e-mail and broadcast audix, as soon as it is available.

LETTER SENT TO WACHOVIA SHAREHOLDERS REGARDING THE PROPOSED MERGER OF WACHOVIA AND FIRST UNION.

                           [LETTERHEAD OF WACHOVIA]

                                                                   July 27, 2001

Dear Wachovia Shareholder:

We are just a few short days away from the August 3rd shareholder meeting to vote on the merger of Wachovia and First Union. We are more excited than ever about the creation of the new Wachovia.

We are particularly pleased to hear from many of our employees that they are already working well with their counterparts on the merger integration planning--and that they believe the new Wachovia will embody the values we all hold dear: trust, integrity, personal relationships, reliability and superior customer service.

But we cannot create the new Wachovia without you. Your vote is critical. Here
                                              ---
are three things we would like you to remember about the new Wachovia:

     . We believe the Wachovia/First Union combination will provide you with greater value than Wachovia alone. The new Wachovia will give you a choice so that you can receive at least the $2.40 annual dividend you now enjoy. In addition, we believe that the new Wachovia's superior potential for profit growth, greater capital strength, more conservative dividend payout ratio and greater flexibility to increase future dividends all add up to a better dividend than SunTrust's hypothetical dividend.

     . Wachovia and First Union share a strong commitment to superior customer service. First Union has enjoyed nine consecutive quarters of improving customer service and satisfaction as measured by the Gallup Organization.

     . Wachovia and First Union both reported excellent earnings for the second quarter of 2001 and we have been gratified by the responses from stock market analysts. Also, First Union's stock price has far outperformed SunTrust's since the beginning of this year.

In addition, the two leading shareholder advisory organizations in the country--Institutional Shareholder Services and Proxy Monitor, Inc.--recommend that you vote FOR the Wachovia/First Union merger.

Please help us create the new Wachovia and realize its benefits for all shareholders. We ask you to vote FOR the merger with First Union on the enclosed WHITE proxy card TODAY. Your vote is extremely important to us and if you don't vote, it is counted as a vote against us. It is not too late to vote.

We believe Wachovia and First Union are the right combination. Thank you for your support.

On Behalf of the Board of Directors of Wachovia and First Union

Sincerely,


/s/ L.M. Baker, Jr.

L.M. BAKER, JR.
Chairman, President and CEO
Wachovia


/s/ Ken Thompson

KEN THOMPSON
Chairman, President and CEO
First Union

--------------------------------------------------------------------------------
                               Important Reminder

Your vote is extremely important. We need your vote TODAY to create the new Wachovia. If you vote for the merger on SunTrust's blue card and our white card on the same day, it could nullify your vote. Please vote FOR the merger of Wachovia and First Union by signing, dating and returning the WHITE proxy card TODAY. Please discard SunTrust's blue card.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you have any questions, require assistance in filling out your proxy card, or need additional copies of the Proxy Statement or related materials, please call the Shareholder Hotline at 866-883-0789 or our proxy solicitors:

                     MacKenzie Partners, Inc.: 800-322-2885
                     Georgeson Shareholder:    800-223-2064
--------------------------------------------------------------------------------

The proposed merger of Wachovia and First Union will be submitted to Wachovia's and First Union's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between Wachovia and First Union and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789), or from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782). The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of Wachovia and First Union will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.